UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 28, 2016

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

814-00188	04-3291176
(Commission File Number)	(IRS Employer Identification Number)

437 Madison Avenue

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 328-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Medallion Financial Corp. (the “Company”) issued a press release to the news media announcing, among other things, the Company’s results for the quarter ended June 30, 2016.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c) On July 28, 2016, the Board of Directors of the Company appointed Andrew M. Murstein to succeed Marc Adelson as Chief Credit Officer and Chief Operating Officer of the Company and President of the Company’s asset based lending division, Medallion Business Credit, effective July 28, 2016.

Mr. Murstein, age 52, has served as the Company’s President since its inception in 1995. Mr. Murstein has also served as the Company’s director since October 1997. He also currently serves and has previously served as officer and director of some of the Company’s wholly owned subsidiaries. Mr. Murstein received a B.A. in economics, cum laude, from Tufts University and an M.B.A. in finance from New York University. Mr. Murstein is the son of Alvin Murstein and the son-in law of David Rudnick.

In May 1996, Mr. Murstein entered into an employment agreement with the Company, which was subsequently amended and restated in May 1998 (the “Employment Agreement”). The Employment Agreement provides for a five-year term and automatically renews each year for a new five-year term unless either party terminates the agreement. The Employment Agreement provides that Andrew M. Murstein shall receive a minimum annual base salary of $225,000, which may be increased by the Compensation Committee. The Employment Agreement provides for a severance payment if the agreement is terminated under certain conditions. The Employment Agreement contains a non-competition covenant from Mr. Murstein in the Company’s favor.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the First Amended and Restated Employment Agreement, between Medallion Financial Corp. and Andrew Murstein dated May 29, 1998, filed as Exhibit 10.20 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (File No. 814-00188) and is incorporated by reference herein in its entirety.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press release, dated August 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
Name: Larry D. Hall Title: Chief Financial Officer

Date: August 2, 2016

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated August 2, 2016.

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